UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): September 19, 2005


                       American Locker Group Incorporated
               ------------------------------------------------------
               (Exact name of registrant as specified in its charter)

          Delaware                       0-439              16-0338330
   ----------------------------     --------------     -------------------
   (State or other jurisdiction      (Commission        (IRS Employer
    of incorporation)                 File Number)      Identification No.)


       608 Allen Street, Jamestown, New York                   14701
------------------------------------------------------      -------------
      (Address of principal executive offices)               (Zip code)


      Registrant's telephone number, including area code: (716) 664-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

         On September 19, 2005, the Audit Committee of the Board of Directors of American Locker Group Incorporated (the "Company") engaged as of that date Travis, Wolff & Company, LLP ("TravisWolff") to serve as Company's independent registered public accounting firm for the fiscal year ending December 31, 2005.

         During the Company's two most recent fiscal years and the subsequent interim periods prior to the engagement of TravisWolff, neither the Company nor anyone on its behalf consulted with TravisWolff regarding either:

                  (i) (A) the application of accounting principles to a specified transaction, either completed or proposed; or (B) the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice was provided that TravisWolff concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

                  (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AMERICAN LOCKER GROUP INCORPORATED


                                       By: /s/ Edward F. Ruttenberg
                                          ------------------------------------
                                          Edward F. Ruttenberg
                                          Chairman, Chief Executive Officer,
                                          Chief Operating Officer and Treasurer

Dated:  September 23, 2005